Exhibit 10.1

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED

FIRST LIEN CREDIT AGREEMENT

This NINTH AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated effective as of September 5, 2014 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013, by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013, by the Seventh Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 7, 2014, and by the Eighth Amendment to the Second Amended and Restated First Lien Credit Agreement dated as of May 23, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Swing Line Lender, the Issuers, and the Lenders amend the First Lien Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2. Amendments to First Lien Credit Agreement.

(a) Amendment of Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such Section in appropriate alphabetical order:

“Bank Product” means any one or more of the following financial products or accommodations extended to any Obligor by a Bank Product Provider: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) purchase cards (including so-called “procurement cards” or “P-cards”) or (f) cash management and treasury management services (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Bank Product Agreements” means those agreements entered into from time to time by the applicable Obligor with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

"Bank Product Obligations" means all Obligations, liabilities, reimbursement Obligations, fees, or expenses owing by any Obligor to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

"Bank Product Provider" means any Lender or any of its Affiliates; provided, however, that no such Person (other than Regions Bank and its Affiliates) shall constitute a Bank Product Provider with respect to a Bank Product unless and until Administrative Agent shall have received a written notice from such Person identifying such person as a Bank Product Provider and specifying the applicable Bank Product within 10 days after the provision of such Bank Product to any Obligor; provided further, however, that if, at any time, a Lender ceases to be a Lender under the Agreement, then, from and after the date on which it ceases to be a Lender thereunder, neither it nor any of its Affiliates shall constitute Bank Product Providers (except with respect to Bank Product Obligations incurred while such Lender was a Lender hereunder) and the Obligations with respect to Bank Products provided by such former Lender or any of its Affiliates shall no longer constitute Bank Product Obligation.

“Secured Debt” means, on any date and without duplication, the amount of Total Debt of the Borrower and its Subsidiaries that is secured by a Lien on any property and/or assets of the Borrower and/or its Subsidiaries.

“Secured Debt Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of

(a)	Secured Debt outstanding on the last day of such Fiscal Quarter to

(b)	EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

provided, however, that for purposes of the calculation of Secured Debt for purposes of this definition, Secured Debt shall not include (i) Letters of Credit that support payment of performance, surety or appeal bonds (or similar obligations) that are Indebtedness to the extent it would cause a duplication of Indebtedness for such calculation or (ii) Letters of Credit to the extent such Letters of Credit are Cash Collateralized.

(b) Amendment of Section 1.01.  Section 1.01 of this Credit Agreement is amended by deleting the definitions of “Obligations” and “Secured Party” and replacing them in their entirety with the following:

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with a Loan Document or a Bank Product Agreement including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing (or which would have accrued) during the pendency of any proceedings of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and such obligations.  For sake of clarity, (i) the Obligations shall include all Hedging Obligations of any Obligor in respect of transactions under Hedging Agreements and all Bank Product Obligations under Bank Product Agreements entered into with any Lender or Affiliate of any Lender at the time such Lender is a Lender hereunder or in effect between such Obligor and such Lender or such Affiliate of any Lender on the Eighth Amendment Effective Date, as applicable and (ii) the Bank Product Obligations shall be deemed to be Obligations and “Secured Obligations” under the Security Documents.  Notwithstanding the foregoing, with respect to any Obligor (other than Borrower), the term “Obligation” shall not include Excluded Swap Obligations.

“Secured Parties” means, collectively, (a) the Lenders, (b) the Issuers, (c) the Administrative Agent and the other Agents, and (d) each Approved Counterparty to a Hedging Agreement and each Bank Product Provider party to a Bank Product Agreement with the Borrower or EPL (or any of their Subsidiaries that is a Guarantor) that is or was a Lender or an Affiliate thereof at the time such Approved Counterparty entered into such Hedging Agreement or such Bank Product Provider entered into such Bank Product Agreement, as the case may be, or that was in effect between such Obligor and such Lender or such Affiliate of such Lender on the Eighth Amendment Effective Date (provided that such Approved Counterparty or Bank Product Provider, as the case may be, is a Secured Party only for purposes of each such Hedging Agreement or Bank Product Agreement, as the case may be, so entered or such Hedging Agreement or Bank Product Agreement, as the case may be, as was in effect and not for any Hedging Agreement or Bank Product Agreement, as the case may be, entered into after such Approved Counterparty or Bank Product Provider, as the case may be, ceases to be a Lender or Affiliate thereof), and in each case each of their respective successor, transferees and assigns.

(c) Amendment of Section 7.2.4(a).  Section 7.2.4(a) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(a)           The Borrower will not permit the Total Leverage Ratio as of the last day of the Fiscal Quarters ending June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, to be greater than 4.25 to 1.00 and as of the last day of any Fiscal Quarter ending thereafter to be greater than 4.0 to 1.00.”

(d) Section 7.2.4.  Section 7.2.4 of the Credit Agreement is hereby amended by adding the following Section 7.2.4(d) to the end of such Section 7.2.4:

“The Borrower will not permit the Secured Debt Leverage Ratio as of the last day of the Fiscal Quarters ending September 30, 2014, December 31, 2014 and March 31, 2015 to be greater than 1.75 to 1.00 and for any Fiscal Quarter ending thereafter to be greater than 1.50 to 1.00.”

(e) Amendment to Section 9.6.  Section 9.6 of the Credit Agreement is hereby amended by deleting the phrase “Cadwalader Wickersham & Taft LLP) and replacing it with the phrase “Bracewell & Giuliani LLP.”

(f) Amendment to Section 9.8.  Section 9.8 of the Credit Agreement is hereby amended by deleting such Section and replacing it  in its entirety with the following:

Section 9.8  Reliance by Agents and Issuers.  Each Agent and each Issuer shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram, email or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent or such Issuer.  As to any matters not expressly provided for by the Loan Documents, each Agent and each Issuer shall in all cases be fully protected in acting, or in refraining from acting, thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties.  For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Hedging Agreement or Bank Product Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Hedging Agreement or Bank Product Agreement, as the case may be.  Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrower to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Hedging Agreements or Obligations in respect thereof or Bank Product Agreement or Bank Product Obligations are in existence or outstanding between any Secured Party and any Obligor.

Section 3. Borrowing Base.  The Borrower and the Lenders hereby agree that effective as of the Effective Date (i) the Borrowing Base is set at $1,500,000,000 for the period from such date to the date of the next determination of the Borrowing Base pursuant to the provisions of Section 2.8.2 of the Credit Agreement or, if earlier, the date of any other adjustment to the Borrowing Base pursuant to the provisions of the Credit Agreement, as the case may be, and (ii) the EPL Borrowing Base is set at $475,000,000 for the period from the Effective Date to the date of the next determination of the EPL Borrowing Base pursuant to the provisions of Section 2.8.10 of the Credit Agreement or, if earlier, the date of any other adjustment to the EPL Borrowing Base pursuant to the provisions of the Credit Agreement, as the case may be.

Section 4. Conditions to Effectiveness.  This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a) the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, (i) all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, if any, (ii) a fee to each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent on or before the Effective Date of 15bps on such Lender’s Percentage of the Aggregate Commitment and, (iii) if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b) the representations and warranties in Section 5 below are true and correct; and

(c) no Default, Event of Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing.

Notwithstanding the foregoing, this Amendment shall not become effective and the agreements hereunder will be terminated unless each of the foregoing conditions is satisfied (or waived in writing) on or prior to September 15, 2014.

Section 5. Representations and Warranties.  The Borrower and EPL hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower, EPL and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower, EPL and each other Obligor, the performance by them of the First Lien Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d) no Material Adverse Effect has occurred since June 30, 2014; and

(e) no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 6. Loan Document; Ratification.

(a) This Amendment is a Loan Document.

(b) The Borrower, EPL and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 7. Costs and Expenses.  As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower and EPL agree to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 8. GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 9. Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 10. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 11. No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower, EPL or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 12. Successors and Assigns.  This Amendment shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 13. Entire Agreement.  THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

Annex I - Page 1

EPL OIL & GAS, INC.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

Annex I - Page 2

THE ROYAL BANK OF SCOTLAND plc, as the Administrative Agent, an Issuer and a Lender

By:	/s/ James L. Moyes

Name: James L. Moyes

Title: Managing Director

Annex I - Page 3

WELLS FARGO BANK, N.A., as an Issuer and Lender

By:	/s/ Betsy Jocher

Name: Betsy Jocher

Title: Director

Annex I - Page 4

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Kevin James

Name: Kevin A. James

Title: Vice President

Annex I - Page 5

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson

Name: Alan Dawson

Title: Director

Annex I - Page 6

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Masood Fikree

Name: Masood Fikree

Title: Authorized Signatory

Annex I - Page 7

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Juan Trejo

Name: Juan Trejo

Title: Vice President

Annex I - Page 8

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Stuart Murray

Name: Stuart Murray

Title: Managing Director

By:	/s/ Louis P. Laville, III

Name: Louis P. Laville, III

Title: Managing Director

Annex I - Page 9

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy

Name: Vanessa A. Kurbatskiy

Title: Vice President

Annex I - Page 10

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Nupur Kumar

Name: Nupur Kumar

Title: Authorized Signatory

By:	/s/ Whitney Gaston

Name: Whitney Gaston

Title: Authorized Signatory

Annex I - Page 11

ING CAPITAL LLC, as Lender

By:	/s/ Charles Hall

Name: Charles Hall

Title: Managing Director

By:	/s/ Michael Price

Name: Michael Price

Title: Managing Director

Annex I - Page 12

REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ Kelly L. Elmore III

Name: Kelly L. Elmore III

Title: Senior Vice President

Annex I - Page 13

CITIBANK, N.A., as Lender

By:	/s/ Peter Kardos

Name: Peter Kardos

Title: Vice President

Annex I - Page 14

UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Lana Gifas

Name: Lana Gifas

Title: Director

By:	/s/ Jennifer Anderson

Name: Jennifer Anderson

Title: Associate Director

Annex I - Page 15

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Peter Cucchiara

Name: Peter Cucchiara

Title: Vice President

By:	/s/ Michael Shannon

Name: Michael Shannon

Title: Vice President

Annex I - Page 16

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Sanjay Remond

Name: Sanjay Remond

Title: Director

Annex I - Page 17

COMERICA BANK, as Lender

By:	/s/ Jeffery Treadway

Name: Jeffery Treadway

Title: Senior Vice President

Annex I - Page 18

FIFTH THIRD BANK, as Lender

By:	/s/ Justin Crawford

Name: Justin Crawford

Title: Director

Annex I - Page 19

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Francis Birkeland

Name: Francis Birkeland

Title: Managing Director

By:	/s/ Laurence Guguen

Name: Laurence Guguen

Title: Executive Director

Annex I - Page 20

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ James D. Weinstein

Name: James D. Weinstein

Title: Managing Director

Annex I - Page 21

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ George E. McKean

Name: George E. McKean

Title: Senior Vice President

Annex I - Page 22

SANTANDER BANK, N.A., as Lender

By:	/s/ Vaughn Buck

Name: Vaughn Buck

Title: EVP

By:	/s/ Puiki Lok

Name: Puiki Lok

Title: VP

Annex I - Page 23

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva

Name: Liana Tchernysheva

Title: Senior Vice President

Annex I - Page 24

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ Trudy Nelson

Name: Trudy Nelson

Title: Authorized Signatory

By:	/s/ William Reid

Name: William Reid

Title: Authorized Signatory

Annex I - Page 25

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Sharada Manne

Name: Sharada Manne

Title: Managing Director

By:	/s/ Michael Willis

Name: Michael Willis

Title: Managing Director

Annex I - Page 26

IBERIABANK, as Lender

By:	/s/ W. Bryan Chapman

Name: W. Bryan Chapman

Title: Executive Vice President

Annex I - Page 27

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Sandra Aultman

Name: Sandra Aultman

Title: Managing Director

Annex I - Page 28

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

Annex I - Page 29

ENERGY XXI PIPELINE II, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

MS ONSHORE, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

EPL PIPELINE, L.L.C.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

NIGHTHAWK, L.L.C.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

EPL OF LOUISIANA, L.L.C.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

Annex I - Page 30

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ANGLO-SUISSE OFFSHORE PIPELINE
PARTNERS, LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

EPL PIONEER HOUSTON, INC.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

ENERGY PARTNERS, LTD., LLC

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

Annex I - Page 31

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Ben Marchive

Name: Ben Marchive

Title: President

Annex I - Page 32